RESERVE AND ECONOMIC EVALUATION
OIL PROPERTY

WORDSWORTH AREA
SASKATCHEWAN

Owned by
DELTA OIL & GAS INC.

January 1, 2010
 (December 31, 2009)

Chapman Petroleum Engineering Ltd.
445, 708-11th Avenue S.W., Calgary, Alberta T2R OE4 • Phone (403) 266-4141 • Fax (403) 266-425 • www.chapeng.ob.ca

January 21, 2010

Delta Oil & Gas Inc.
300, 1055 West Hastings St.
Vancouver, BC
V6E 2E9

Attention:  Mr. Kulwant Sandher

Dear Sir:

Re:           Delta Oil & Gas Inc.
Reserve and Economic Evaluation - January 1, 2010

In accordance with your authorization we have performed a reserve and economic evaluation of oil and gas properties owned by Delta Oil & Gas Inc. (the “Company”) for an effective date of January 1, 2010 (as of December 31, 2009).

This evaluation has been carried out in accordance with the guidelines of Regulation S-X, Rule 4 - 10(a) of the Securities Exchange Act, with respect to the classification of Proved Reserves, in conjunction with the standards set out in the Canadian Oil and Gas Evaluation Handbook, Volume 1 - Second Edition (COGEH-1) prepared jointly by the Society of Petroleum Evaluation Engineers (Calgary Chapter) and the Canadian Institute of Mining, Metallurgy and Petroleum (Petroleum Society).  The report has been prepared and/or supervised by a “Qualified Reserves Evaluator” as demonstrated on the accompanying Certificate of Qualification of the author(s).

The SCOPE OF REPORT contains the authorization and purpose of the report and describes the methodology and economic parameters used in the preparation of this report.

The SUMMARY OF RESERVES AND ECONOMICS (SEC) contains the results of the Constant Prices and Costs case expressed in United States dollars, as applicable for SEC filing.

The DISCUSSION contains a description of the interests and burdens, reserves and geology, production forecasts, product prices, capital and operating costs and a map of each major property.  The economic results and cash flow forecasts (before income tax) are also presented on an entity and property summary level.

The SUMMARY OF RESERVES AND ECONOMICS (SEC) contains the results of the Constant Prices and Costs case expressed in United States dollars for the proved reserves only, as applicable for SEC filing.

The DISCUSSION contains a description of the interests and burdens, reserves and geology, production forecasts, product prices, capital and operating costs and a map of each major property.  The economic results and cash flow forecasts (before income tax) are also presented on an entity and property summary level.

A REPRESENTATION LETTER from the Company, confirming that to the best of their knowledge all the information they provided for our use in the preparation of this report was complete and accurate as of the effective date, is enclosed following the Glossary.

Because the reserves data are based on judgments regarding future events, actual results will vary and the variations may be material.  We have no responsibility to update our report for events and circumstances which may have occurred since the preparation date of this report.

Prior to the public disclosure of any information contained in this report, or our name as author, our written consent must be obtained, as to the information being disclosed and the manner in which it is presented.  The report may not be reproduced, distributed or made available for use by any other party without our written consent and may not be reproduced for distribution at any time without the complete context of the report, unless otherwise reviewed and approved by us.

We consent to the submission of this report, in its entirety, to securities regulatory agencies and stock exchanges, by the Company.

It has been a pleasure to prepare this report and the opportunity to have been of service is appreciated.

Your very truly,
Chapman Petroleum Engineering Ltd.

[Original Signed By:]

/s/ C.W. Chapman
C.W. Chapman P. Eng.,
President

[Original Signed By:]

/s/ Roy A. Collver
Roy A. Collver, E.I.T.
Petroleum Engineer
rac/lml/5019

Chapman Petroleum Engineering Ltd.

CERTIFICATE OF QUALIFICATION

I, C.W. CHAPMAN, P. Eng., Professional Engineer of the City of Calgary, Alberta, Canada, officing at Suite 445, 708-11th Avenue S.W., hereby certify:

1.	THAT I am a registered Professional Engineer In the Province of Alberta and a member of the Australasian Institute of Mining and Metallurgy.

2.	THAT I graduated from the University of Alberta with a Bachelor of Science degree in Mechanical Engineering in 1971.

3.
THAT I have been employed in the petroleum industry since graduation by various companies and have been directly involved in reservoir engineering, petrophysics, operations, and evaluations during that time.

4.	THAT I have in excess of 25 years in the conduct of evaluation and engineering studies relating to oil & gas fields in Canada and around the world.

5.
That I participated directly in the evaluation of these assets and properties and preparation of this report for Delta Oil & Gas Inc., dated January 21, 2010 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

6.	THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Delta Oil & Gas Inc. its participants or any affiliate thereof.

7.	THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

8.	A personal field examination of these properties was considered to be unnecessary because the data available from the Company’s records and public sources was satisfactory for our purposes.

[Original Signed By:]

/s/ C.W. Chapman
C.W. Chapman, P. Eng.
President

Chapman Petroleum Engineering Ltd.

CERTIFICATE OF QUALIFICATION

I, ROY A. COLLVER, of the City of Calgary, Alberta, Canada, officing at Suite 445, 708 - 11th Avenue S.W., hereby certify:

1.	THAT I am a registered Engineer-In-Training in the Province of Alberta.

2.	THAT I graduated from Queen’s University in Kingston, Ontario with a Bachelor of Science degree in Engineering Physics in 2005.

3.
THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Delta Oil & Gas Inc., dated January 21, 2010 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

4.	THAT I have not, nor do I expect to receive any direct or indirect interest in the properties or securities of Delta Oil & Gas Inc., its participants or any affiliate thereof.

5.	THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

6.	A personal field examination of these properties was considered to be unnecessary because the data available from the Company’s records and public sources was satisfactory for our purposes.

[Original Signed By:]

/s/ Roy A. Collver
Roy A. Collver, E.I.T.
Petroleum Engineer

Chapman Petroleum Engineering Ltd.

RESERVE AND ECONOMIC EVALUATION
OIL PROPERTY

WORDSWORTH AREA
SASKATCHEWAN

Owned by
DELTA OIL & GAS INC.

January 1, 2010
(December 31, 2009)

TABLE OF CONTENTS

Scope of Report

Authorization
Purpose
Reserve Definitions
Barrels of oil Equivalent
Sources of Information
Product Prices
Product Sales Arrangements
Royalties
Capital Expenditures and Operating Costs
Income Tax Parameters
Abandonment and Restoration
Economics
Constant Price Parameters
Jurisdictional Map

Discussion

SASKATCHEWAN
Wordsworth Area

Summary of Company Reserves and Economics

Glossary

Company Representation Letter

SCOPE OF REPORT

Authorization

This evaluation has been authorized by Mr. Kulwant Sandher, on behalf of Delta Oil & Gas Inc.  The engineering analysis has been performed during the month of January 2010.

Purpose

The purpose of this report was to prepare a third party independent appraisal of the oil and gas reserves owned by Delta Oil & Gas Inc. for the Company’s financial planning in accordance with Rule 4-10(a) of Regulation S-X of the Securities Exchange Act.

The values in this report do not include the value of the Company’s undeveloped land holdings nor the tangible value of their interest in associated plant and well site facilities they may own.

Reserve Definitions

Proved reserves as classified in the report have been based on the definitions found in Rule 4-10(a) of Regulation S-X of the Securities Exchange Act, as follows:

Classification of Reserves

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible--from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations--prior to the time at  which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation.  The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)  The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

Chapman Petroleum Engineering Ltd.

(B)  Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)  In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)  Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)  Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)  Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)  Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined.  The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Probable Reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

Chapman Petroleum Engineering Ltd.

(i)  When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves.  When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii)  Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion.  Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii)  Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

Possible Reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i)  When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves.  When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii)  Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain.  Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii)  Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv)  The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

Chapman Petroleum Engineering Ltd.

(v)  Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir.  Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi)  Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology.  Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

Barrel of Oil Equivalent

If at any time in this report reference is made to “Barrels of Oil Equivalent” (BOE), the conversion used is 6Mscf:  1STB (6 Mcf: 1bbl).

BOEs may be misleading, particularly if used in isolation.  A BOE conversion ratio of 6Mcf: 1bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent value equivalency at the well head.

Sources of Information

Source of the data used in the preparation of this report are as follows:

i)	Ownership and Burdens have been derived from the Company’s land records and other information from the Company as required for clarification;

ii)	Production data is acquired from public data sources, except for very recent data or certain wells which are provided directly by the Company;

iii)	Well data is accessed from the Company’s well files and from public data sources;

Chapman Petroleum Engineering Ltd.

iv)
Operating Costs are based on actual revenue and expense statements provided by the Company for established properties or from discussions with the Company and our experience in the area for new or non-producing properties.

v)
Price differentials are derived from revenue statements, compared to actual posted prices for the appropriate benchmark price over a period of several months for established properties or from discussions with the Company and our experience in the area for new or non-producing properties;

vi)	Timing of Development Plans and Capital estimates are normally determined by discussions with the Company together with our experience and judgment.

Product Sales Arrangements

The Company does not have any “hedge” contracts in place at this time.

Royalties

A full provision for Crown royalties under the latest regulations and incentive programs for the applicable provinces have been included in this report.  Likewise, Freehold royalties, mineral taxes, gross overriding royalties and any other burdens have been accounted for.

Saskatchewan

Oil and natural gas produced from Crown lands in Saskatchewan is subject to Crown royalties, which vary with production rate, product price, oil density and the date wells were drilled.  There are several Incentive programs for high cost wells and activity in certain areas of the province.  Production from privately owned freehold lands are subject to a freehold production tax (FPT) in addition to the freehold royalty.  The FPT varies depending on rate, price and drilling date in a similar manner to the Crown Royalties.

Exploratory wells, deep vertical development wells and all horizontal wells drilled on or after October 1, 2002 are subject to a royalty of 2.5 percent (0 percent FPT) until certain volumes of oil (between 4,000 to 16,000 m3) have been recovered.

The fourth tier royalties (and FPT) for wells drilled since October 1, 2002 are moderate and were designed to encourage oil and gas activity in Saskatchewan.

Maximum Saskatchewan Crown Royalties can approach 45 percent for high rate old oil or gas wells.  In all other categories royalties will not exceed 35 percent.

Chapman Petroleum Engineering Ltd.

Capital Expenditures and Operating Costs

Operating costs and capital expenditures have been based on historical experience and analogy where necessary and are expressed in current year dollars and escalated as follows:

2010                      -No Escalation
2011-2025             -1.5% per year
Thereafter            -No Escalation

Income Tax Parameters

Net cash flows after consideration of corporate income tax have been included in this report.

The estimated balances of the existing tax pools at December 31, 2009, as provided by the Company, are summarized below:

_____$_____
Non Capital Losses	$1,103,092
Capital Cost Allowances (CCA)	$1,482
Cumulative Eligible Capital (CEC)	-
Canadian Exploration Expenses (CEE)	-
Canadian Development Expenses (CDE)	$2,411,505
Canadian Oil & Gas Property Expenses (CPGPE)	$884,772
Total	$4,400,851

Future capital expenditures anticipated for this report are predominantly development costs, and have been included as tangible or intangible costs.

The Federal tax rates utilized in this report were 18.00% in 2010, 16.50% in 2011 and 15.00% in 2012 and thereafter.  The Saskatchewan tax rate utilized was 12.50% in 2010, and 12% thereafter.

Abandonment and Restoration

Abandonment and restoration costs, net of salvage, have been included in the cash flows for the final event of any particular well.  The abandonment cost does not impact the economic limit and is included in the final year of production automatically by ERGO.  For marginal wells nearing the end of their economic life, these costs may results in a negative net present value.

Chapman Petroleum Engineering Ltd.

For Alberta wells we have utilized the AEUB abandonment and restoration and liability calculation spreadsheet which has been made available to the public, unless the Company has provided the information from their experience.

This method accounts for the general areas, number of zones to be abandoned, well depth and presence of tubing and rods, etc.  Separate amounts are determined for abandonment and lease restoration.  The abandonment cost determined is net of salvage.

In this report, we have account for these costs for only the wells which are being included and have not included other shut-in or suspended wells in the Company’s inventory or their facilities and pipelines.

Economics

The results of the before tax economic analysis, which are presented for each entity and property summary, are in a condensed form presented on one page for simplicity in analyzing the cash flows, however, if for any reason more extensive breakdown of the cash flow is required, a separate schedule can be provided showing the full derivation and breakdown of any or all of the columns on the summary page.

The economic presentation shows the gross property and company gross and net (before and after royalty) production of oil gas and each NGL product along with the product prices adjusted for oil quality and heating value of gas.  Oil prices also include the deduction for trucking costs where applicable for royalty deductions.

The second level includes revenues, royalties, operating costs, processing income, abandonment costs, capital and cash flow of the property.  Operating costs are presented for the gross property and the company share, split between variable and fixed costs, and the effective cost per BOE.

Net revenues are presented annually and as a net bak in $/BOE @ 6 Mscf/STF.  Revenue from custom processing of oil or gas is presented separately.

The third level of data presents the cumulative cash flow values (present worth) for various discount rates.  Also, the net cash flow breakdown is presented.  The project profitability criteria are summarized on the bottom right of the page.  These data are not relevant in the case of corporate evaluations but are useful in assessing individual capital projects.

Chapman Petroleum Engineering Ltd.

For corporate consolidations a second page is included, which repeats the before tax cash flow and presents the Taxable Income, Income Tax Payable, After Income Tax Cash Flowers and net present values After Income Tax.

Constant Price Parameters

The price used for each area in this report, in accordance with SEC regulation S-X rule 4-10, was the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day of-the-month- price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Adjustments for crude quality, gas heating value and NGL trucking and fractionation have still been applied to the average prices to reflect actual prices being received.  In addition, no escalation has been applied to either the capital expenditures or operating costs.

The average price shown in the cash flows may differ from year to year due to variations in the proportionate production volumes from each property relative to the total.

For the purpose of US Security Exchange Commission filing, the results of the Constant Prices and Cost case for proved and probable reserves are expressed in Canadian dollars are presented in the Summary of Reserves and Economics (SEC).

Chapman Petroleum Engineering Ltd.

Alberta
Saskatchewan
Man.
Fort McMurray
Lloydminster
Saskatoon
Medicine Hat
Regina
WORDSWORTH
Estevan

LEGEND

AREA OF INTEREST

- OIL
- GAS
- OIL & GAS

DELTA OIL & GAS INC.
JURISDICTIONAL MAP
JAN. 2010   JOB No. 5019

Chapman Petroleum Engineering Ltd.

WORDSWORTH AREA, SASKATCHEWAN
INDEX

Discussion

Ownership
Geology
Reserves
Production
Product Prices
Capital Expenditures
Operating Costs
Economics

Attachments

Figure 1:  Land and Well Map

Table 1: Schedule of Lands, Interests and Royalty Burdens

Table 2:  Summary of Reserves

Figure 2:  Production History Graphs

Proved Developed Producing
a)  Well 91/9-14-7-3 W2M, Alida
b)  Well 91/11-14-7-3 W2M, Alida
c)  Well 91/14-14-7-3  W2M, Alida

Table 3:  Summary of Anticipated Capital Expenditures
a)  Development
b)  Abandonment and Restoration

Summary of Company Reserves and Economics

Table 4:  Summary of Company Reserves and Economics - ConstantPrices and Costs

Consolidated Cash Flows
a)  Total Proved Developed Producing
b)  Total Proved Plus Probable Developed Producing

Individual Cash Flows
Proved Developed Producing
c)  Well 91/9-14-7-3 W2M, Alida
d)  Well 91/11-14-7-3 W2M, Alida
e)  Well 91/14-14-7-3 W2M, Alida

Proved Plus Probable Developed Producing
f)  Well 91/9-14-7-3 W2M, Alida
g)  Well 91/11-14-7-3 W2M, Alida
h)  Well 91/14-14-7-3 W2M, Alida

Figure 3: Production History and Forecast - Company Share
  -Proved Developed Producing

Appendix A:  Summary of Analog Analysis - Buffalo Head Alida Pool

WORDSWORTH AREA, SASKATCHEWAN
INDEX

Ownership

The Company has a working Interest in 1600 gross acres of land in this area, containing three producing horizontal oil wells as shown on the map, Figure 1.  The Company also has the option to farm-in and participate in additional horizontal wells in this area.  Production is subject to Crown and freehold royalties and provincial production tax on freehold production.

A detailed description of the wells, Interest and royalty burdens is present in Table 1.

Geology

The Wordsworth East area is located in southeast Saskatchewan within Township 7 Range 3 W2M.  Geologically, the area is located within the Canadian portion of the Williston Basin, an intra-cratonic basin of Ordovician to Tertiary age with the shape of an ellipsoidal depression about 350 miles in diameter.  In southeast Saskatchewan, the Williston Basin is a broad southeasterly plunging trough with a maximum thickness of over 8000 feet in the Wordsworth East area. Oil pools in this area are predominantly Mississippian in age and are trapped in dolomitized carbonates found at up-dip unconformity traps.

The first well of interest on the prospect was drilled and abandoned in 1983 at 2-14-7-3 W2M to a total depth of 4,080 feet in the Alida Beds. The often productive Alida Beds are carbonate grain-stones and pack-stones found in the Mississippian Mission Canyon Formation. In the Wordsworth East area, they form the pre-Triassic unconformity. A sixty foot core was cut in the top of the Alida Beds at 2-14-7-3 W2M and the zone were reported to be limestone with poor to fair inter-crystalline porosity and good to patchy brown oil stain. The second well drilled on the prospect was 10-14-7-3 W2M, drilled and abandoned to a total depth of 6,650 feet in the Devonian Winnipegosis Formation in 1986. Log Response and sample descriptions of the Alida Beds suggest that the zone consists of interbedded limestone and dolomite in the upper 30 feet. The Alida Beds were not tested in this well. A log analysis of the Alida Beds in 10-14-7-3 W2M performed by an independent professional consultant, reported potential by-passed pay in the zone due to very similar log responses to a producing Alida oil well in the nearby Manor pool of Township 7 Range 1 W2M.

Chapman Petroleum Engineering Ltd.

Geological mapping on the Mississippian unconformity surface suggested a localized high in the Wordsworth East area. This was confirmed by a geophysical interpretation of the Second White Speckled Shale to Mississippian interval which mapped a thin at Wordsworth East and is illustrated on the map, Figure 1. In addition, the seismic character at the Alicia interval has a lower velocity contrast with the overlying Watrous shale when it consists of porous dolomite and this was also found at Wordsworth East.

Reserves

Remaining proved developed producing oil reserves of 234 MSTB have been estimated for the Alida zone in the horizontal wells 91/9-14-7-3W2M, 91/11-14-7-3W2M and 91/14-14-7-3 W2M. In each case reserves were assigned based on production decline analysis as well as analogy to long term cumulative production in the non-marginal horizontal wells from the nearby similar Bufffalo Head Alida Pool as shown in Appendix A, Summary of Analog Analysis.
Probable incremental reserves of 142 MSTB have been estimated for the same wells assuming less severe decline characteristics and a more favorable interpretation of the analogy.

A summary of the gross reserves is presented in Table 2.

Production

Gross Production from this area currently averages 264 STB/d. In the proved case the rate is expected to average 180 STB/d in 2010, 103.5 STB/d in 2011, 61.7 STB/d in 2012, and then to assume a decline rate of approximately 15% per year thereafter. In the proved plus probable case the rate is expected to average 200 STB/d in 2010, 143 STB/d in 2011, 102 STB/d in 2012, and then to assume a decline rate of approximately 12% per year thereafter.

This forecast has been based on the average decline characteristics of wells in the Buffalo Head Alida pool, and adjusted for the rates these wells have historically produced at.

Product Prices

A forecast oil price of $60.35 per STB has been estimated for this area for all years. This price represents the average price during the 12-month period prior

Chapman Petroleum Engineering Ltd.

to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first day-of-the-month price for each month.

Capital Expenditures

There are no capital expenditures anticipated for this property, as presented in Table 3a.

Abandonment and restoration costs (net of salvage) of $90,000 ($4,500 net to the Company) have been estimated for this area as presented in Table 3b.

Operating Costs

Fixed operating costs of $3,000 per well per month, and variable costs of $9.00 per STB have been estimated for this area based on information provided by the operator and other companies operating in this area.

Economics

A summary of the company reserves and economics for this area assuming constant prices and costs are presented in Table 4. The results of the economic analysis performed on this property are presented in Tables 4a through 4h.

Chapman Petroleum Engineering Ltd.

R3
R2 W2M
T7
MOUNTAIN
14-14
11-14
8-14

LEGEND

WELL SYMBOLS
- SUSPENDED GAS
- SERVICE WELL
- OIL WELL
- GAS WELL
- DRY & ABANDONED
- SUSPENDED OIL
- ABANDONED OIL
- ABANDONED GAS
- OIL & GAS
- SUSPENDED OIL & GAS
- ABANDONED OIL & GAS
- LOCATION OR DRILLING
- INJECTION
- SHUT-IN/CAPPED OIL
- TEST WELL
- UNDETERMINED/UNKWN
- SHUT-IN/CAPPED GAS
- SHUT-IN/CAPPED O & G
- SUSPENDED

PIPELINES
- Crude Oil
- Natural Gas
- Oil Well Effluent
- Sour Natural Gas
- Water
- Other Types

COMPANY OWNERSHIP
- Wells of interest
- Company Lands

DELTA OIL & GAS INC.

WORDSWORTH AREA

SASKATCHEWAN

LAND AND WELL MAP

JAN. 2010 JOB No. 5019 FIGURE No. 1

Chapman Petroleum Engineering Ltd.

Table 1

Schedule of Lands, Interests and Royalty Burdens
January 1, 2010

Delta Oil & Gas Inc.

Wordsworth East, Saskatchewan

Description	Rights Owned	Gross Acres	Appraised Interest: Working %	Appraised Interest: Royalty %	Royalty Burdens: Basic %	Royalty Burdens: Overriding %
Twp 7 Rge 3 W2M						
LSDs 10, 11 & 15 Sec 14 (Well 91/9-14(HZ))	[A]	120	5.0000	-	4th Tier CR	- -
(Well 91/11-14(HZ)) [1]					66.67% 4th Tier CR 33.33% 15.0000 FH	- -
(Well 91/14-14(HZ)) [2]					14.29% 4th Tier CR 85.71% 15.0000 FH	- -
LSDs 12, 13 & 14 Sec 14	[A]	120	BPO 10.0000 [2] APO 5.0000	-	15.0000 FH	5.0000 [2]
LSDs 9 & 16 Sec 14	[A]	80	BPO 10.0000 [2] APO 5.0000	-	4th Tier CR	5.0000 [2]
S/2 Sec 14	[A]	320	BPO 10.0000 [2] APO 5.0000	-	15.0000 FH	5.0000 [2]
Sec 23	[A]	640	BPO 10.0000 [2] APO 5.0000	-	15.0000 FH	5.0000 [2]
S/2 Sec 25	[A]	320	BPO 10.0000 [2] APO 5.0000	-	15.0000 FH	5.0000 [2]
	Total	1,600				

General Notes : [1] The production unit of horizontal well 91/11-14 has been pooled in LSDs 10 & 15 (CR:Crown) and LSD 11(FH:Freehold) all of Section 14. Royalty will be spit 66.66% Crown and 33.34% Freehold.

[2] The production unit of horizontal well 91/14-14 has been pooled Royalty will be spit 14.29% Crown and 85.71% Freehold.

[2] 5% GORR to Petrex Energy until payout

Rights Owned : [A] All P&NG.

Chapman Petroleum Engineering Ltd.

Table 2 Oil

Summary of Gross Reserves
January 1, 2010

Wordsworth East, Saskatchewan

Description			Current or Initial Rate STB/d	API Gravity (Deg)	Ultimate ROIP (MSTB)	Cumulative Production (MSTB)	Remaining ROIP (MSTB)	Reference
LIGHT & MEDIUM OIL								
Proved Developed Producing								
Well 91/9-14-7-3W2M	Alida		100	35	86	4	82	Figure 2a & Appendix A
Well 91/11-14-7-3W2M	Alida		38	35	126	75	50	Figure 2b & Appendix A
Well 91/14-14-7-3W2M	Alida		126	35	146	44	102	Figure 2c & Appendix A
Total Proved			264		358	123	234	
Probable								
Probable Developed Producing								
Well 91/9-14-7-3W2M	Alida	(Incr.)			41	0	41	Figure 2a & Appendix A
Well 91/11-14-7-3W2M	Alida	(Incr.)			20	0	20	Figure 2b & Appendix A
Well 91/14-14-7-3W2M	Alida	(Incr.)			81	0	81	Figure 2c & Appendix A
Total Probable					142	0	142	
Total Proved Plus Probable					500	123	376	

Chapman Petroleum Engineering Ltd.

PRODUCTION HISTORY
91/09-14-007-03 W2M/00
Field: 97
Formation: ALIDA
10³
10²
10
1
○ GOR, scf/STB × 10
+ Water Cut, % ×0.1
⌐ Daily Oil, STB/d
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Calendar Year

Figure 2a

Chapman Petroleum Engineering Ltd.

PRODUCTION HISTORY
91/11-14-007-03 W2M/00
Field: 97
Formation: ALIDA
o GOR, scf/STB × 10
+ Water Cut, % x0.1
- Daily Oil, STB/d
10³
10²
10
1
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Calendar Year

Figure 2b

Chapman Petroleum Engineering Ltd.

PRODUCTION HISTORY
91/14-14-007-03 W2M/00
Field: 97
Formation: ALIDA
o GOR, scf/STB x 10
+ Water Cut, % x0.1
- Daily Oil, STB/d
10^3
10^2
10
1
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Calendar Year
Figure 2c
Chapman Petroleum Engineering Ltd.

Table 3a

Summary of Anticipated Capital Expenditures

Development

January 1, 2010

Delta Oil & Gas Inc.

Wordsworth East, Saskatchewan

			Capital	Gross	Net
			Interest	Capital	Capital
Description	Date	Operation	%	M$	M$

There are no capital expenditures anticipated for this property.

Chapman Petroleum Engineering Ltd.

Table 3a

Summary of Anticipated Capital Expenditures

Abandonment and Restoration

January 1, 2010

Delta Oil & Gas Inc.

Wordsworth East, Saskatchewan

		Capital	Gross	Net
		Interest	Capital	Capital
Description	Well Parameters	%	M$	M$

Light & Medium Oil

Well 891/9-14-7-3W2M	Pumping Alida horizontal oil well	5.000	30	2
Well 91/11-14-7-3W2M	Pumping Alida horizontal oil well	5.000	30	2
Well 91/14-14-7-3W2M	Pumping Alida horizontal oil well	5.000	30	2

Total Abandonment and Restoration			90	6

Chapman Petroleum Engineering Ltd.

Constant Prices & Costs

Table 4
Summary of Company Reserves and Economics
Before Income Tax
January 1, 2010

Delta Oil & Gas Inc.

Wordsworth East, Saskatchewan

			Net To Appraised Interest										
			Reserves						Cumulative Cash Flow (BIT) - MUS$				
			Light and Medium Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description			Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Developed Producing													
Well 91/9-14-7-3 W2M	Alida		4	4	0	0	0	0	125	121	106	82	74
Well 91/11-14-7-3 W2M	Alida		2	2	0	0	0	0	65	63	56	44	40
Well 91/14-14-7-3 W2M	Alida		5	4	0	0	0	0	140	135	120	96	87
Total Proved Developed Producing			12	10	0	0	0	0	330	319	283	222	202
Probable													
Probable Developed Producing													
Well 91/9-14-7-3 W2M	Alida	Incl.	2	2	0	0	0	0	54	51	39	25	21
Well 91/11-14-7-3 W2M	Alida	Incl.	1	1	0	0	0	0	29	28	22	13	11
Well 91/14-14-7-3 W2M	Alida	Incl.	4	3	0	0	0	0	117	108	82	48	39
Total Probable Developed Producing			7	6	0	0	0	0	201	186	143	86	71
Total Proved Plus Probable			19	16	0	0	0	0	531	506	425	308	273

M$ means thousands of dollars.

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Chapman Petroleum Engineering Ltd.

Constant Prices & Costs

Table 4T
Summary of Company Reserves and Economics
After Income Tax
January 1, 2010

Delta Oil & Gas Inc.

	Net To Appraised Interest										
	Reserves						Cumulative Cash Flow - MUS$				
	Light and Medium Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Developed Producing											
Total Proved Developed Producing (BIT)	12	10	0	0	0	0	330	319	283	222	202
Company Income Tax	-	-	-	-	-	-	0	0	0	0	0
Total Proved Developed Producing (AIT)	12	10	0	0	0	0	330	319	283	222	202
Probable											
Total Probable (BIT)	7	6	0	0	0	0	201	186	143	86	71
Company Income Tax	-	-	-	-	-	-	0	0	0	0	0
Total Probable (AIT)	7	6	0	0	0	0	201	186	143	86	71
Total Proved Plus Probable (AIT)	19	16	0	0	0	0	531	506	425	308	273

M$ means thousands of dollars

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Chapman Petroleum Engineering Ltd.

Table 4a

EVALUATION OF: Wordsworth East, Saskatchewan
-------------- Total Proved Developed Producing

ERGO v7.37 P2 ENERGY SOLUTIONS TOTAL
GLOBAL : 12-JAN-2010 5019
EFF:01-JAN-2010 DISC:01-JAN-2010
RUN DATE: 20-JAN-2010 TIME: 14:31
FILE:

EVALUATED BY -
COMPANY EVALUATED - Delta Oil & Gas Inc.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TOTAL ABANDONMENT - 90080 -$-

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2010	3	53.31	180.0	65700	3285	2619
2011	3	53.31	103.5	37763	1888	1573
2012	3	53.31	61.7	22532	1127	982
2013	3	53.31	52.1	19089	954	839
2014	3	53.31	44.3	16178	809	717
2015	3	53.31	37.6	13717	686	612
2016	3	53.31	31.9	11635	582	523
2017	3	53.31	27.0	9873	494	446
2018	3	53.31	23.0	8381	419	381
2019	3	53.31	19.5	7118	356	325
2020	3	53.31	16.6	6047	302	277
2021	3	53.31	14.1	5140	257	236
2022	3	53.31	12.0	4370	219	201
2023	2	53.31	7.6	2759	138	130
2024	2	53.31	6.4	2349	117	111
SUB				233651	11633	9971
REM				2928	146	146
TOT				235579	11779	10118

* P/T * ---------- COMPANY SHARE FUTURE NET REVENUE ----------

Year	Capital &Aband Costs -M$-	Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties Crown -M$-	Other -M$-	Mineral -M$-	-%-	Operating Costs Fixed -M$-	Variable -M$-	$/BOE	FR After Roy&Oper -M$-	Net back $/BOE	Proc& Other Income -M$-	Cap'l Costs -M$-	Aband Costs -M$-	Future Net Rev Undisc -M$-	1.0% -M$-
2010	0	175	0	0	175	23	14	11	26.5	5	28	10.64	94	28.55	0	0	0	94	93
2011	0	101	0	0	101	8	9	5	21.3	5	17	11.86	57	30.12	0	0	0	57	56
2012	0	60	0	0	60	3	5	1	13.7	5	16	13.79	36	33.21	0	0	0	36	35
2013	0	51	0	0	51	3	5	0	12.1	5	9	14.66	31	32.22	0	0	0	31	30
2014	0	43	0	0	43	1	4	0	11.4	5	7	15.68	26	31.58	0	0	0	26	24
2015	0	37	0	0	37	1	3	0	10.7	5	6	16.87	21	30.72	0	0	0	21	20
2016	0	31	0	0	31	0	3	0	10.1	5	5	18.28	17	29.62	0	0	0	17	16
2017	0	26	0	0	26	0	2	0	9.6	5	4	19.94	14	28.24	0	0	0	14	13
2018	0	22	0	0	22	0	2	0	9.3	5	4	21.89	11	26.54	0	0	0	11	10
2019	0	19	0	0	19	0	2	0	8.7	5	3	24.17	9	24.48	0	0	0	9	8
2020	0	16	0	0	16	0	1	0	8.4	5	3	26.85	7	21.99	0	0	0	7	6
2021	0	14	0	0	14	0	1	0	8.0	5	2	30.01	5	19.02	0	0	0	5	4
2022	30	12	0	0	12	0	1	0	7.9	5	2	33.71	3	15.40	0	0	3	3	2
2023	0	7	0	0	7	0	0	0	6.0	4	1	35.09	2	15.02	0	0	0	2	2
2024	33	6	0	0	6	0	0	0	5.8	4	1	39.65	1	10.55	0	0	3	0	0
SUB	63	620	0	0	620	37	52	16	16.9	77	105		334		0	0	3	331	320
REM	35	8	0	0	8	0	0	0	.0	5	1		1		0	0	3	0	0
TOT	98	628	0	0	628	37	52	16	16.6	83	106		335		0	0	5	330	319

---------- NET PRESENT VALUE (-$-) ----------

Discount Rate	.0%	1.0%	5.0%	15.0%	20.0%	25.0%	30.0%
FR After Roy & Oper.	334619	323189	284879	222631	202078	185743	172447
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	0	0	0	0	0	0	0
Abandonment Costs ..	4500	3883	2193	589	322	181	105
Future Net Revenue .	330119	319306	282686	222042	201757	185562	172342

---------- COMPANY SHARE ----------

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	5.0	5.0					
% of Future Revenue.			16.6	30.1	53.3	.0	52.6

---------- PROFITABILITY ----------

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	n/a
Profit Index (undisc.)	n/a
(disc. @ 1.0%) .	n/a
(disc. @ 5.0%) .	n/a
First Payout (years)	n/a
Total Payout (years)	n/a
Cost of Finding ($/BOE)	n/a
NPV @ 1.0% ($/BOE)	27.11
NPV @ 5.0% ($/BOE)	24.03

Chapman Petroleum Engineering Ltd.

Table 4a

FUTURE NET REVENUE & INCOME TAX SUMMARY:
****

ERGO v7.37 P2 ENERGY SOLUTIONS TOTAL
GLOBAL : 12-JAN-2010 5019
EFF:01-JAN-2010 DISC:01-JAN-2010 PROD:01-JAN-2010
RUN DATE: 20-JAN-2010 TIME: 14:31
FILE:

EVALUATION BY -
COMPANY EVALUATED - Delta Oil & Gas Inc.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

Year	PR After Roys&Oper -M$-	Crown Royalties -M$-	Min/Cap Tax -M$-	Capital Costs -M$-	Aband Costs -M$-	Admin + Oth Income/ Expense -M$-	Future Net Rev Before Tax		Taxable Income		Income Tax		Future Net Rev After Tax		
							Annual -M$-	Cum -M$-	Before Deduct -M$-	After Deduct -M$-	Fed -M$-	Prov -M$-	Undisc -M$-	1.0% -M$-	Cum -M$-
2010	94	22	11	0	0	-126	94	94	126	0	0	0	94	93	93
2011	57	8	5	0	0	-70	57	151	70	0	0	0	57	56	149
2012	36	2	1	0	0	-39	36	187	39	0	0	0	36	35	185
2013	31	2	0	0	0	-32	31	218	32	0	0	0	31	30	214
2014	26	1	0	0	0	-27	26	243	27	0	0	0	26	24	239
2015	21	1	0	0	0	-22	21	264	22	0	0	0	21	20	259
2016	17	0	0	0	0	-18	17	282	18	0	0	0	17	16	275
2017	14	0	0	0	0	-14	14	295	14	0	0	0	14	13	288
2018	11	0	0	0	0	-11	11	307	11	0	0	0	11	10	298
2019	9	0	0	0	0	-9	9	315	9	0	0	0	9	8	306
2020	7	0	0	0	0	-7	7	322	7	0	0	0	7	6	312
2021	5	0	0	0	0	-5	5	327	5	0	0	0	5	4	316
2022	3	0	0	0	2	-3	2	329	3	0	0	0	2	2	318
2023	2	0	0	0	0	-2	2	331	2	0	0	0	2	2	320
2024	1	0	0	0	2	-1	0	331	1	0	0	0	0	0	320
SUB	334	37	16	0	3	-386	331		386	0	0	0	331	320	
REM	1	0	0	0	2	-1	0		1	0	0	0	0	0	
TOT	335	37	16	0	5	-388	330		388	0	0	0	330	319	

NET PRESENT VALUE (-M$-)	.0%	1.0%	5.0%	15.0%	20.0%	25.0%	30.0%
Future net revenue before tax	330	319	283	222	202	186	172
Federal & provincial income tax	0	0	0	0	0	0	0
Future net revenue after tax	330	319	283	222	202	186	172

Chapman Petroleum Engineering Ltd.

Table 6b

EVALUATION OF: Wordsworth East, Saskatchewan
============== Total Proved Plus Probable Developed Producing

ERCO v7.37 P2 ENERGY SOLUTIONS TOTAL
GLOBAL : 12-JAN-2010 5013
EFF:01-JAN-2010 DISC:01-JAN-2010
RUN DATE: 20-JAN-2010 TIME: 14:31
FILE:

EVALUATED BY -
COMPANY EVALUATED - Delta Oil & Gas Inc.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TOTAL ABANDONMENT - 90000 -$-

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2010	3	53.31	200.0	73000	3650	2890
2011	3	53.31	143.3	52318	2616	2128
2012	3	53.31	102.0	37222	1861	1550
2013	3	53.31	77.3	28197	1410	1215
2014	3	53.31	67.8	24740	1237	1073
2015	3	53.31	59.5	21731	1086	948
2016	3	53.31	52.2	19067	953	837
2017	3	53.31	45.8	16731	837	739
2018	3	53.31	40.3	14692	735	652
2019	3	53.31	35.4	12905	645	576
2020	3	53.31	31.1	11338	567	508
2021	3	53.31	27.3	9963	498	448
2022	3	53.31	24.0	8757	438	396
2023	3	53.31	21.1	7700	385	349
2024	3	53.31	18.6	6771	339	308
SUB				345101	17255	14618
REM				28656	1433	1325
TOT				373757	18688	15943

= P/T = COMPANY SHARE FUTURE NET REVENUE

Year	Capital &Aband Costs -M$-	Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties Crown -M$-	Other -M$-	Mineral -M$-	-%-	Operating Costs Fixed -M$-	Variable -M$-	$/BOE	FR After Roy&Oper -M$-	Net back $/BOE	Proc& Other Income -M$-	Cap'l Costs -M$-	Aband Costs -M$-	Future Net Rev Undisc -M$-	1.0% -M$-
2010	0	195	0	0	195	25	15	13	27.3	5	33	10.48	103	28.26	0	0	0	103	103
2011	0	139	0	0	139	14	12	8	24.5	5	24	11.06	76	29.19	0	0	0	76	75
2012	0	99	0	0	99	8	8	4	20.7	5	17	11.98	57	30.38	0	0	0	57	55
2013	0	75	0	0	75	3	7	3	17.6	5	13	12.83	44	31.09	0	0	0	44	42
2014	0	66	0	0	66	3	6	2	16.2	5	11	13.37	39	31.33	0	0	0	39	37
2015	0	58	0	0	58	2	6	1	14.6	5	10	13.97	34	31.55	0	0	0	34	33
2016	0	51	0	0	51	1	5	0	12.9	5	9	14.67	30	31.74	0	0	0	30	28
2017	0	45	0	0	45	1	4	0	11.6	5	8	15.46	26	31.65	0	0	0	26	25
2018	0	39	0	0	39	1	4	0	11.2	5	7	16.35	23	31.00	0	0	0	23	21
2019	0	34	0	0	34	1	3	0	10.8	5	6	17.37	19	30.31	0	0	0	19	18
2020	0	30	0	0	30	0	3	0	10.4	5	5	18.53	17	29.36	0	0	0	17	15
2021	0	27	0	0	27	0	2	0	10.0	5	4	19.84	14	28.14	0	0	0	14	13
2022	0	23	0	0	23	0	2	0	9.7	5	4	21.33	12	26.83	0	0	0	12	10
2023	0	21	0	0	21	0	2	0	9.3	5	3	23.03	10	25.30	0	0	0	10	9
2024	0	18	0	0	18	0	2	0	9.1	5	3	24.95	8	23.53	0	0	0	8	7
SUB	0	920	0	0	920	60	81	31	18.7	81	155		512		0	0	0	512	490
REM	90	76	0	0	76	0	6	0	7.5	34	13		24		0	0	5	19	16
TOT	90	996	0	0	996	60	86	31	17.8	115	168		535		0	0	5	531	506

NET PRESENT VALUE (-$-)

Discount Rate	.0%	1.0%	5.0%	15.0%	20.0%	25.0%	30.0%
FR After Roy & Oper.	535475	509424	426970	308283	272942	246088	224987
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	0	0	0	0	0	0	0
Abandonment Costs ..	4500	3659	1648	270	120	56	27
Future Net Revenue .	530975	505764	425323	308013	272822	246033	224960

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	5.0	5.0					
% of Future Revenue.			17.8	28.4	53.7	.0	53.3

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	n/a
Profit Index (undisc.)	n/a
(disc. @ 1.0%) .	n/a
(disc. @ 5.0%) .	n/a
First Payout (years)	n/a
Total Payout (years)	n/a
Cost of Finding ($/BOE)	n/a
NPV @ 1.0% ($/BOE)	27.06
NPV @ 5.0% ($/BOE)	22.76

Chapman Petroleum Engineering Ltd.

Table 4b

FUTURE NET REVENUE & INCOME TAX SUMMARY:
****

ERGO v7.37 P2 ENERGY SOLUTIONS TOTAL
GLOBAL : 13-JAN-2010 5019
EFF:01-JAN-2010 DISC:01-JAN-2010 PROD:01-JAN-2010
RUN DATE: 20-JAN-2010 TIME: 14:31
FILE:

EVALUATION BY -
COMPANY EVALUATED - Delta Oil & Gas Inc.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

Year	PR After Roy&Oper -M$-	Crown Royalties -M$-	Min/Cap Tax -M$-	Capital Costs -M$-	Aband Costs -M$-	Admin + Oth Income/ Expense -M$-	Future Net Rev Before Tax: Annual -M$-	Future Net Rev Before Tax: Cum -M$-	Taxable Income: Before Deduct -M$-	Taxable Income: After Deduct -M$-	Income Tax: Fed -M$-	Income Tax: Prov -M$-	Future Net Rev After Tax: Undisc -M$-	Future Net Rev After Tax: 1.0% -M$-	Future Net Rev After Tax: Cum -M$-
2010	103	25	13	0	0	-141	103	103	141	0	0	0	103	103	103
2011	76	14	8	0	0	-99	76	180	99	0	0	0	76	75	178
2012	57	8	4	0	0	-69	57	236	69	0	0	0	57	55	233
2013	44	3	3	0	0	-58	44	280	58	0	0	0	44	42	275
2014	39	2	2	0	0	-43	39	319	43	0	0	0	39	37	312
2015	34	2	1	0	0	-37	34	353	37	0	0	0	34	32	345
2016	30	1	0	0	0	-32	30	383	32	0	0	0	30	28	373
2017	26	1	0	0	0	-27	26	410	27	0	0	0	26	25	398
2018	23	1	0	0	0	-24	23	432	24	0	0	0	23	21	419
2019	19	1	0	0	0	-20	19	452	20	0	0	0	19	18	436
2020	17	0	0	0	0	-17	17	468	17	0	0	0	17	15	451
2021	14	0	0	0	0	-14	14	482	14	0	0	0	14	13	464
2022	12	0	0	0	0	-12	12	494	12	0	0	0	12	10	474
2023	10	0	0	0	0	-10	10	504	10	0	0	0	10	9	483
2024	8	0	0	0	0	-8	8	512	8	0	0	0	8	7	490
SUB	512	60	31	0	0	-603	512		603	0	0	0	512	490	
REM	24	0	0	0	5	-24	19		24	0	0	0	19	16	
TOT	535	60	31	0	5	-627	531		627	0	0	0	531	506	

NET PRESENT VALUE (-M$-)	.0%	1.0%	5.0%	15.0%	20.0%	25.0%	30.0%
Future net revenue before tax	531	506	425	308	273	246	225
Federal & provincial income tax	0	0	0	0	0	0	0
Future net revenue after tax	531	506	425	308	273	246	225

Chapman Petroleum Engineering Ltd.

Table 4c

EVALUATION OF: Wordsworth East, Saskatchewan - Proved Developed Producing

ERGO v7.37 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 12-JAN-2010 S019
EFF:01-JAN-2010 DISC:01-JAN-2010 PROD:01-JAN-2010
RUN DATE: 20-JAN-2010 TIME: 14:23
FILE: OaaPP1.DAX

WELL/LOCATION - Well 91/5-14-7-3 W2M (Alida)
EVALUATED BY -
COMPANY EVALUATED - Delta Oil & Gas Inc.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TRACT FACTOR - 100.0000 %
ULT POOL RESERVES - 85097 STB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL

TOTAL ABANDONMENT - 30000 -$- (2028)
NOTE: ECONOMIC LIMIT OCCURS IN 2028

INTEREST

AVG WI 5.0000%

ROYALTIES/TAXES

SASKATCHEWAN CROWN (TIER4)

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2010	1	53.31	70.0	25550	1278	940
2011	1	53.31	35.0	12775	639	518
2012	1	53.31	18.7	6814	341	310
2013	1	53.31	16.3	5939	296	275
2014	1	53.31	14.1	5156	258	243
2015	1	53.31	12.3	4487	224	214
2016	1	53.31	10.7	3904	195	188
2017	1	53.31	9.3	3396	170	165
2018	1	53.31	8.1	2965	148	145
2019	1	53.31	7.0	2571	129	127
2020	1	53.31	6.1	2237	112	111
2021	1	53.31	5.3	1946	97	97
2022	1	53.31	4.6	1693	85	85
2023	1	53.31	4.0	1473	74	74
2024	1	53.31	3.5	1281	64	64
SUB				82169	4108	3555
REM				2928	146	146
TOT				85097	4255	3701

* B/T * COMPANY SHARE FUTURE NET REVENUE

Year	Capital &Aband Costs -M$-	Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties Crown -M$-	Other -M$-	Mineral -M$-	-%-	Operating Costs Fixed -M$-	Variable -M$-	$/STB	FR After Roy&Oper -M$-	Net Back $/STB	Proc& Other Income -M$-	Cap'l Costs -M$-	Aband Costs -M$-	Future Net Rev Undisc -M$-	1.0% -M$-
2010	0	68	0	0	68	18	0	0	26.4	2	11	10.41	37	28.82	0	0	0	37	37
2011	0	34	0	0	34	6	0	0	18.9	2	6	11.82	20	31.42	0	0	0	20	20
2012	0	18	0	0	18	2	0	0	8.9	2	3	14.28	12	34.26	0	0	0	12	11
2013	0	16	0	0	16	1	0	0	7.3	2	3	15.07	10	34.32	0	0	0	10	10
2014	0	14	0	0	14	1	0	0	5.9	2	2	15.98	9	34.16	0	0	0	9	8
2015	0	12	0	0	12	1	0	0	4.7	2	2	17.03	8	33.77	0	0	0	8	7
2016	0	10	0	0	10	0	0	0	3.7	2	2	18.22	6	33.14	0	0	0	6	6
2017	0	9	0	0	9	0	0	0	2.7	2	2	19.60	5	32.25	0	0	0	5	5
2018	0	8	0	0	8	0	0	0	1.9	2	1	21.18	5	31.09	0	0	0	5	4
2019	0	7	0	0	7	0	0	0	1.2	2	1	23.00	4	29.65	0	0	0	4	3
2020	0	6	0	0	6	0	0	0	.6	2	1	25.10	3	27.88	0	0	0	3	3
2021	0	5	0	0	5	0	0	0	.1	2	1	27.50	3	25.75	0	0	0	3	2
2022	0	5	0	0	5	0	0	0	.0	2	1	30.27	2	23.04	0	0	0	2	2
2023	0	4	0	0	4	0	0	0	.0	2	1	33.44	1	19.87	0	0	0	1	1
2024	0	3	0	0	3	0	0	0	.0	2	1	37.30	1	16.21	0	0	0	1	1
SUB	0	219	0	0	219	30	0	0	13.5	27	37		126		0	0	0	126	121
REM	30	8	0	0	8	0	0	0	.0	5	1		1		0	0	2	0	0
TOT	30	227	0	0	227	30	0	0	13.0	32	38		127		0	0	2	125	121

NET PRESENT VALUE (-$-)

Discount Rate	.0%	1.0%	5.0%	15.0%	20.0%	25.0%	30.0%
FR After Roy & Oper.	126629	121918	106422	83256	74553	68523	63668
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	0	0	0	0	0	0	0
Abandonment Costs ..	1500	1260	639	130	62	30	15
Future Net Revenue .	125129	120658	105783	83126	74492	68493	63653

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	n/a
Profit Index (undisc.)	n/a
(disc. @ 1.0%) .	n/a
(disc. @ 5.0%) .	n/a
First Payout (years)	n/a
Total Payout (years)	n/a
Cost of Finding ($/BOE)	n/a
NPV @ 1.0% ($/STB)	28.36
NPV @ 5.0% ($/STB)	24.86

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	5.0	5.0					
% of Future Revenue.			13.0	31.2	55.8	.0	55.2

Chapman Petroleum Engineering Ltd.

Table 4d

EVALUATION OF: Wordsworth East, Saskatchewan - Proved Developed Producing
==============

ERGO v7.37 F2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 13-JAN-2010 9019
EFF:01-JAN-2010 DISC:01-JAN-2010 PROD:01-JAN-2010
RUN DATE: 20-JAN-2010 TIME: 14:24
FILE: OsaPP2.DAX

WELL/LOCATION - Well 91/11-14-7-3 W2M (Alida)
EVALUATED BY -
COMPANY EVALUATED - Delta Oil & Gas Inc.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TRACT FACTOR - 100.0000 %
ULT POOL RESERVES - 49479 STB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL

TOTAL ABANDONMENT - 30000 -$- (2023)
NOTE: ECONOMIC LIMIT OCCURS IN 2023

INTEREST

AVG WI 5.0000%

ROYALTIES/TAXES

SASKATCHEWAN PRODN TAX + FREEHOLD 15.00% (TIER4) (14.29% CR /85.71% FH)

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2010	1	53.31	30.0	10950	548	464
2011	1	53.31	18.5	6738	337	289
2012	1	53.31	15.7	5727	286	247
2013	1	53.31	13.3	4868	243	210
2014	1	53.31	11.3	4138	207	179
2015	1	53.31	9.6	3517	176	153
2016	1	53.31	8.2	2990	149	130
2017	1	53.31	7.0	2541	127	111
2018	1	53.31	5.9	2160	108	94
2019	1	53.31	5.0	1836	92	80
2020	1	53.31	4.3	1561	78	68
2021	1	53.31	3.6	1326	66	58
2022	1	53.31	3.1	1128	56	49
SUB				49479	2474	2131
REM				0	0	0
TOT				49479	2474	2131

= P/T = ==================== COMPANY SHARE FUTURE NET REVENUE ====================

Year	Capital &Aband Costs -$-	Future Revenue (FR) Oil -$-	SaleGas -$-	Products -$-	Total -$-	Royalties Crown -$-	Other -$-	Mineral -$-	-%-
2010	0	29187	0	0	29187	684	3752	973	18.5
2011	0	17959	0	0	17959	226	2309	0	14.1
2012	0	15265	0	0	15265	152	1963	0	13.9
2013	0	12976	0	0	12976	100	1668	0	13.6
2014	0	11029	0	0	11029	64	1418	0	13.4
2015	0	9375	0	0	9375	40	1205	0	13.3
2016	0	7965	0	0	7969	23	1024	0	13.1
2017	0	6773	0	0	6773	13	871	0	13.0
2018	0	5757	0	0	5757	4	740	0	12.9
2019	0	4894	0	0	4894	0	629	0	12.9
2020	0	4160	0	0	4160	0	535	0	12.9
2021	0	3536	0	0	3536	0	455	0	12.5
2022	30000	3005	0	0	3005	0	386	0	12.5
SUB	30000	131885	0	0	131885	1304	16956	973	14.6
REM	0	0	0	0	0	0	0	0	.0
TOT	30000	131885	0	0	131885	1304	16956	973	14.6

Year	Operating Costs Fixed -$-	Variable -$-	$/STB	FR After Roy&Oper -$-	Net back $/STB	Proc& Other Income -$-	Cap'l Costs -$-	Aband Costs -$-	Future Net Rev Undisc -$-	1.0% -$-
2010	1800	4928	12.29	17051	31.14	0	0	0	17051	16967
2011	1800	3032	14.34	10592	31.44	0	0	0	10592	10435
2012	1800	2577	15.29	8774	30.66	0	0	0	8774	8558
2013	1800	2191	16.40	7216	29.66	0	0	0	7216	6969
2014	1800	1862	17.70	5885	28.44	0	0	0	5885	5627
2015	1800	1583	19.24	4747	27.00	0	0	0	4747	4494
2016	1800	1345	21.04	3776	25.26	0	0	0	3776	3540
2017	1800	1144	23.17	2948	23.28	0	0	0	2948	2736
2018	1800	972	25.67	2241	20.75	0	0	0	2241	2059
2019	1800	826	28.61	1638	17.85	0	0	0	1638	1491
2020	1800	702	32.07	1123	14.39	0	0	0	1123	1011
2021	1800	597	36.14	684	10.32	0	0	0	684	610
2022	1800	507	40.93	312	5.53	0	0	1500	-1188	-1049
SUB	23400	23265		66987		0	0	1500	65487	63448
REM	0	0		0		0	0	0	0	0
TOT	23400	23265		66987		0	0	1500	65487	63448

==================== NET PRESENT VALUE (-$-) ====================

Discount Rate	.0%	1.0%	5.0%	15.0%	20.0%	25.0%	30.0%
FR After Roy & Oper.	66987	64773	57227	44562	40282	36855	34055
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	0	0	0	0	0	0	0
Abandonment Costs ..	1500	1325	815	261	154	92	56
Future Net Revenue .	65487	63448	56412	44301	40129	36763	33998

==================== COMPANY SHARE ====================

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	5.0	5.0					
% of Future Revenue.			14.6	34.6	50.8	.0	49.7

==================== PROFITABILITY ====================

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	n/a
Profit Index (undisc.)	n/a
(disc. @ 1.0%) -	n/a
(disc. @ 5.0%) -	n/a
First Payout (years)	n/a
Total Payout (years)	n/a
Cost of Finding ($/BOE)	n/a
NPV @ 1.0% ($/STB)	25.65
NPV @ 5.0% ($/STB)	22.80

Chapman Petroleum Engineering Ltd.

Table 4a

EVALUATION OF: Wordsworth East, Saskatchewan - Proved Developed Producing
****

ERGO V7.37 PI ENERGY SOLUTIONS PAGE 1
GLOBAL : 12-JAN-2010 5019
EFF:01-JAN-2010 DISC:01-JAN-2010 PROD:01-JAN-2010
RUN DATE: 28-JAN-2010 TIME: 14.24
FILE: OsaPP3.DAX

WELL/LOCATION - Well 91/14-14-7-3 W2M (Alida)
EVALUATED BY -
COMPANY EVALUATED - Delta Oil & Gas Inc.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TRACT FACTOR - 100.0000 %
ULT POOL RESERVES - 101003 STB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL

TOTAL ABANDONMENT - 30030 -$- (2025)
NOTE: ECONOMIC LIMIT OCCURS IN 2025

INTEREST

AVG WI 5.0000%

ROYALTIES/TAXES

SASKATCHEWAN PRODN TAX + FREEHOLD 15.00% (TIER4) (14.29% CR /85.71% FH)

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2010	1	53.31	80.0	29200	1460	1215
2011	1	53.31	50.0	18250	913	765
2012	1	53.31	27.4	9990	500	425
2013	1	53.31	22.7	8293	415	354
2014	1	53.31	18.9	6883	344	295
2015	1	53.31	15.7	5712	286	246
2016	1	53.31	13.0	4741	237	205
2017	1	53.31	10.8	3935	197	170
2018	1	53.31	8.9	3266	163	142
2019	1	53.31	7.4	2711	136	118
2020	1	53.31	6.3	2250	113	98
2021	1	53.31	5.1	1868	93	81
2022	1	53.31	4.2	1550	78	68
2023	1	53.31	3.5	1287	64	56
2024	1	53.31	2.9	1066	53	47
SUB				101003	5050	4285
REM				0	0	0
TOT				101003	5050	4285

\- F/T - COMPANY SHARE FUTURE NET REVENUE

Year	Capital &Aband Costs -M$-	Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties Crown -M$-	Other -M$-	Mineral -M$-	-%-
2010	0	78	0	0	78	3	10	10	29.5
2011	0	49	0	0	49	2	6	5	25.6
2012	0	27	0	0	27	1	3	1	16.9
2013	0	22	0	0	22	0	3	0	14.5
2014	0	18	0	0	18	0	2	0	14.2
2015	0	15	0	0	15	0	2	0	13.8
2016	0	13	0	0	13	0	2	0	13.6
2017	0	10	0	0	10	0	1	0	13.4
2018	0	9	0	0	9	0	1	0	13.2
2019	0	7	0	0	7	0	1	0	13.1
2020	0	6	0	0	6	0	1	0	13.0
2021	0	5	0	0	5	0	1	0	12.9
2022	0	4	0	0	4	0	1	0	12.9
2023	0	3	0	0	3	0	0	0	12.9
2024	30	3	0	0	3	0	0	0	12.9
SUB	30	269	0	0	269	6	35	15	20.7
REM	0	0	0	0	0	0	0	0	.0
TOT	30	269	0	0	269	6	35	15	20.7

Year	Operating Costs Fixed -M$-	Variable -M$-	$/STB	FR After Roy&Oper -M$-	Net back $/STB	Proc& Other Income -M$-	Cap'l Costs -M$-	Aband Costs -M$-	Future Net Rev Undisc -M$-	1.0% -M$-
2010	2	13	10.33	40	27.35	0	0	0	40	40
2011	3	8	10.97	26	28.72	0	0	0	26	26
2012	3	4	12.60	16	31.72	0	0	0	16	15
2013	2	4	13.34	13	32.33	0	0	0	13	13
2014	2	3	14.23	11	31.53	0	0	0	11	10
2015	2	3	15.30	9	30.62	0	0	0	9	8
2016	3	2	16.59	7	29.47	0	0	0	7	7
2017	2	2	18.15	6	28.02	0	0	0	6	5
2018	2	1	20.03	4	26.24	0	0	0	4	4
2019	2	1	22.28	3	24.06	0	0	0	3	3
2020	2	1	28.00	2	21.41	0	0	0	2	2
2021	2	1	28.28	2	18.18	0	0	0	2	2
2022	2	1	32.22	1	14.23	0	0	0	1	1
2023	2	1	36.38	1	9.48	0	0	0	1	1
2024	2	0	42.71	0	3.74	0	0	2	-1	-1
SUB	27	45		141		0	0	3	140	135
REM	0	0		0		0	0	0	0	0
TOT	27	45		141		0	0	2	140	135

NET PRESENT VALUE (-$-)

Discount Rate	.0%	1.0%	5.0%	15.0%	20.0%	25.0%	30.0%
FR After Roy & Oper.	141003	136498	121230	95814	87243	80365	74724
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	0	0	0	0	0	0	0
Abandonment Costs ..	1500	1298	739	198	107	59	33
Future Net Revenue .	139503	135199	120490	95616	87136	80306	74691

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	5.0	5.0					
% of Future Revenue.			20.7	26.9	52.4	.0	51.8

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	n/a
Profit Index (undisc.)	n/a
(disc. @ 1.0%) .	n/a
(disc. @ 5.0%) .	n/a
First Payout (years)	n/a
Total Payout (years)	n/a
Cost of Finding ($/BOE)	n/a
NPV @ 1.0% ($/STB)	26.77
NPV @ 5.0% ($/STB)	23.86

Chapman Petroleum Engineering Ltd.

Table 4f

EVALUATION OF: Wordsworth East, Saskatchewan - Proved Plus Probable Developed Producing
==============

ENGO v7.37 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 12-JAN-2010 5919
EFF:01-JAN-2010 DISC:01-JAN-2010 PROD:01-JAN-2010
RUN DATE: 20-JAN-2010 TIME: 14:34
FILE: GasRA1.DAX

WELL/LOCATION - Well 91/9-14-7-3 W2M (Alida)
EVALUATED BY -
COMPANY EVALUATED - Delta Oil & Gas Inc.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TRACT FACTOR - 100.0000 %
ULT POOL RESERVES - 121930 STB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL

TOTAL ABANDONMENT - 30000 -$- (2034)
NOTE: ECONOMIC LIMIT OCCURS IN 2034

INTEREST

AVG WI 5.0000%

ROYALTIES/TAXES

SASKATCHEWAN CROWN (TIER4)

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2010	1	53.31	80.0	29200	1460	1061
2011	1	53.31	50.0	18250	913	699
2012	1	53.31	35.0	12775	639	518
2013	1	53.31	19.0	6929	346	315
2014	1	53.31	17.1	6236	312	287
2015	1	53.31	15.4	5612	281	263
2016	1	53.31	13.8	5051	253	238
2017	1	53.31	12.5	4546	227	216
2018	1	53.31	11.2	4091	205	196
2019	1	53.31	10.1	3682	184	178
2020	1	53.31	9.1	3314	166	161
2021	1	53.31	8.2	2983	149	146
2022	1	53.31	7.4	2684	134	132
2023	1	53.31	6.6	2416	121	120
2024	1	53.31	6.0	2174	109	106
SUB				109943	5497	4637
REM				11987	599	599
TOT				121930	6096	5237

= P/T = ========== COMPANY SHARE FUTURE NET REVENUE ==========

Year	Capital &Aband Costs -M$-	Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties Crown -M$-	Other -M$-	Mineral -M$-	-%-	Operating Costs Fixed -M$-	Variable -M$-	$/STB	FR After Roy&Oper -M$-	Net back $/STB	Proc& Other Income -M$-	Cap'l Costs -M$-	Aband Costs -M$-	Future Net Rev Undisc -M$-	1.0% -M$-
2010	0	78	0	0	78	21	0	0	27.4	2	13	10.23	42	28.49	0	0	0	42	41
2011	0	49	0	0	49	11	0	0	23.4	2	8	10.97	27	29.86	0	0	0	27	27
2012	0	34	0	0	34	6	0	0	18.9	2	6	11.82	20	31.43	0	0	0	20	20
2013	0	18	0	0	18	2	0	0	9.2	2	3	14.20	12	34.23	0	0	0	12	11
2014	0	17	0	0	17	1	0	0	7.9	2	3	14.77	11	34.33	0	0	0	11	10
2015	0	15	0	0	15	1	0	0	6.8	2	3	15.41	10	34.29	0	0	0	10	9
2016	0	13	0	0	13	1	0	0	5.7	2	2	16.13	9	34.12	0	0	0	9	8
2017	0	12	0	0	12	1	0	0	4.8	2	2	16.92	8	33.82	0	0	0	8	7
2018	0	11	0	0	11	0	0	0	4.0	2	2	17.80	7	33.38	0	0	0	7	6
2019	0	10	0	0	10	0	0	0	3.3	2	2	18.78	6	32.80	0	0	0	6	5
2020	0	9	0	0	9	0	0	0	2.6	2	1	19.86	5	32.07	0	0	0	5	5
2021	0	8	0	0	8	0	0	0	2.0	2	1	21.07	5	31.18	0	0	0	5	4
2022	0	7	0	0	7	0	0	0	1.4	2	1	22.41	4	30.13	0	0	0	4	4
2023	0	6	0	0	6	0	0	0	1.0	2	1	23.90	3	28.90	0	0	0	3	3
2024	0	6	0	0	6	0	0	0	.5	2	1	25.56	3	27.48	0	0	0	3	3
SUB	0	293	0	0	293	46	0	0	15.6	27	49		171		0	0	0	171	164
REM	38	32	0	0	32	0	0	0	.0	16	5		10		0	0	2	9	7
TOT	38	325	0	0	325	46	0	0	14.1	43	55		181		0	0	2	180	171

========== NET PRESENT VALUE (-$-) ==========

Discount Rate	.0%	1.0%	5.0%	16.0%	20.0%	25.0%	30.0%
FR After Roy & Oper.	181098	172402	145234	107006	95751	87194	80443
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	0	0	0	0	0	0	0
Abandonment Costs ..	3500	1187	477	56	21	8	3
Future Net Revenue .	179598	171215	144758	106950	95730	87186	80440

========== COMPANY SHARE ==========

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	5.0	5.0					
% of Future Revenue.			14.1	30.2	55.7	.0	55.3

========== PROFITABILITY ==========

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	n/a
Profit Index (undisc.)	n/a
(disc. @ 1.0%) .	n/a
(disc. @ 5.0%) .	n/a
First Payout (years)	n/a
Total Payout (years)	n/a
Cost of Finding ($/BOE)	n/a
NPV @ 1.0% ($/STB)	28.08
NPV @ 5.0% ($/STB)	23.74

Chapman Petroleum Engineering Ltd.

Table 4g

EVALUATION OF: Wordsworth East, Saskatchewan - Proved Plus Probable Developed Producing

WELL/LOCATION	- Well 91/11-14-7-3 W2M (Alida)
EVALUATED BY	-
COMPANY EVALUATED	- Delta Oil & Gas Inc.
APPRAISAL FOR	-
PROJECT	- CONSTANT PRICES & COSTS

ERGO v7.37 72 ENERGY SOLUTIONS PAGE 1
GLOBAL : 22-JAN-2010 S019
EFF:01-JAN-2010 DISC:01-JAN-2010 PROD:01-JAN-2010
RUN DATE: 20-JAN-2010 TIME: 14:25
FILE: OssRA3.DAX

TRACT FACTOR	- 100.0000 %
ULT POOL RESERVES	- 69416 STB
PRODUCTION TO DATE	- N/A
DECLINE INDICATOR	- EXPONENTIAL

TOTAL ABANDONMENT - 30009 -$- (2037)
NOTE: ECONOMIC LIMIT OCCURS IN 2037

INTEREST

AVG WI 5.0000%

ROYALTIES/TAXES

SASKATCHEWAN PRODN TAX + FREEHOLD 15.00% (TIER4) (14.29% CR /85.71% FH)

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2010	1	53.31	30.0	10950	548	464
2011	1	53.31	23.3	8518	426	364
2012	1	53.31	20.3	7433	371	318
2013	1	53.31	17.7	6447	322	277
2014	1	53.31	15.4	5609	280	242
2015	1	53.31	13.4	4880	244	211
2016	1	53.31	11.6	4246	212	184
2017	1	53.31	10.1	3694	185	160
2018	1	53.31	8.8	3213	161	139
2019	1	53.31	7.7	2796	140	121
2020	1	53.31	6.7	2433	123	106
2021	1	53.31	5.8	2116	106	92
2022	1	53.31	5.0	1841	92	80
2023	1	53.31	4.4	1602	80	70
2024	1	53.31	3.8	1393	70	61
SUB				67149	3357	2889
REM				2267	113	99
TOT				69416	3471	2987

= B/T = COMPANY SHARE FUTURE NET REVENUE

Year	Capital &Aband Costs -M$-	Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties Crown -M$-	Other -M$-	Mineral -M$-	-%-	Operating Costs Fixed -M$-	Variable -M$-	$/STB	FR After Roy&Oper -M$-	Net back $/STB	Proc& Other Income -M$-	Cap'l Costs -M$-	Aband Costs -M$-	Future Net Rev Undisc -M$-	1.0% -M$-
2010	0	29	0	0	29	1	4	1	18.5	2	5	12.29	17	31.14	0	0	0	17	17
2011	0	23	0	0	23	0	3	0	14.6	2	4	13.23	14	32.31	0	0	0	14	14
2012	0	20	0	0	20	0	3	0	14.3	2	3	13.86	12	31.83	0	0	0	12	12
2013	0	17	0	0	17	0	2	0	14.0	2	3	14.58	10	31.24	0	0	0	10	10
2014	0	15	0	0	15	0	2	0	13.8	2	3	15.42	9	30.53	0	0	0	9	8
2015	0	13	0	0	13	0	2	0	13.6	2	3	16.38	7	29.67	0	0	0	7	7
2016	0	11	0	0	11	0	1	0	13.5	2	2	17.48	6	28.65	0	0	0	6	6
2017	0	10	0	0	10	0	1	0	13.3	2	2	18.75	5	27.46	0	0	0	5	5
2018	0	9	0	0	9	0	1	0	13.2	2	1	20.20	4	26.07	0	0	0	4	4
2019	0	7	0	0	7	0	1	0	13.1	2	1	21.88	3	24.45	0	0	0	3	3
2020	0	6	0	0	6	0	1	0	13.0	2	1	23.80	3	22.58	0	0	0	3	2
2021	0	6	0	0	6	0	1	0	12.9	2	1	26.01	2	20.41	0	0	0	2	2
2022	0	5	0	0	5	0	1	0	12.9	2	1	28.55	2	17.90	0	0	0	2	1
2023	0	4	0	0	4	0	1	0	12.9	2	1	31.48	1	14.98	0	0	0	1	1
2024	0	4	0	0	4	0	0	0	12.9	2	1	34.84	1	11.62	0	0	0	1	1
SUB	0	179	0	0	179	2	23	1	14.5	27	30		96		0	0	0	96	92
REM	30	6	0	0	6	0	1	0	12.9	4	3		1		0	0	2	-1	-1
TOT	30	185	0	0	185	2	24	1	14.5	31	31		96		0	0	2	95	91

NET PRESENT VALUE (-$-)

Discount Rate	.0%	1.0%	5.0%	15.0%	20.0%	25.0%	30.0%
FR After Roy & Oper.	96448	92319	78726	57598	50938	45778	41673
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	0	0	0	0	0	0	0
Abandonment Costs ..	1500	1273	671	149	74	38	20
Future Net Revenue .	94948	91046	78056	57448	50864	45740	41653

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	5.0	5.0					
% of Future Revenue.			14.5	33.4	53.1	.0	51.3

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	n/a
Profit Index (undisc.)	n/a
(disc. @ 1.0%) .	n/a
(disc. @ 5.0%) .	n/a
First Payout (years)	n/a
Total Payout (years)	n/a
Cost of Finding ($/BOE)	n/a
NPV @ 1.0% ($/STB)	26.23
NPV @ 5.0% ($/STB)	22.49

Chapman Petroleum Engineering Ltd.

Table 4h

EVALUATION OF: Wordsworth East, Saskatchewan - Proved Plus Probable Developed Producing
==============

ERGO v7.37 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 12-JAN-2010 5019
EFF:01-JAN-2010 DISC:01-JAN-2010 PROD:01-JAN-2010
RUN DATE: 20-JAN-2010 TIME: 14:25
FILE: OmaRA3.DAX

WELL/LOCATION - Well 91/14-14-7-3 W2M (Alida)
EVALUATED BY -
COMPANY EVALUATED - Delta Oil & Gas Inc.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TRACT FACTOR - 100.0000 %
ULT POOL RESERVES - 182412 STB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL

TOTAL ABANDONMENT - 30000 -$- (2033)
NOTE: ECONOMIC LIMIT OCCURS IN 2033

INTEREST

AVG WI 5.0000%

ROYALTIES/TAXES

SASKATCHEWAN PRODN TAX + FREEHOLD 15.00% (TIER4) (14.29% CR /85.71% FH)

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2010	1	53.31	90.0	32850	1643	1365
2011	1	53.31	70.0	25550	1278	1065
2012	1	53.31	46.7	17036	852	715
2013	1	53.31	40.6	14833	741	624
2014	1	53.31	35.3	12896	645	544
2015	1	53.31	30.7	11218	561	475
2016	1	53.31	26.7	9760	488	415
2017	1	53.31	23.3	8491	425	363
2018	1	53.31	20.2	7387	369	317
2019	1	53.31	17.6	6427	321	276
2020	1	53.31	15.3	5591	280	241
2021	1	53.31	13.3	4865	243	210
2022	1	53.31	11.6	4232	212	183
2023	1	53.31	10.1	3682	184	160
2024	1	53.31	8.8	3203	160	139
SUB				168010	8401	7092
REM				14402	720	627
TOT				182412	9121	7719

* P/T * ============================== COMPANY SHARE FUTURE NET REVENUE ==============================

Year	Capital &Aband Costs -M$-	Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties Crown -M$-	Other -M$-	Mineral -M$-	-%-	Operating Costs Fixed -M$-	Variable -M$-	$/STB	FR After Roy&Oper -M$-	Net back $/STB	Proc& Other Income -M$-	Cap'l Costs -M$-	Aband Costs -M$-	Future Net Rev Undisc -M$-	1.0% -M$-
2010	0	88	0	0	88	4	11	12	30.2	2	15	10.10	45	27.10	0	0	0	45	44
2011	0	68	0	0	68	3	9	8	28.6	2	11	10.41	35	27.67	0	0	0	35	35
2012	0	45	0	0	45	1	6	4	24.8	2	8	11.11	25	28.57	0	0	0	25	24
2013	0	40	0	0	40	1	5	3	23.1	2	7	11.43	22	29.56	0	0	0	22	21
2014	0	34	0	0	34	1	4	2	21.3	2	6	11.79	19	30.23	0	0	0	19	19
2015	0	30	0	0	30	1	4	1	19.0	2	5	12.21	17	31.00	0	0	0	17	16
2016	0	26	0	0	26	1	3	0	16.4	2	4	12.69	16	31.88	0	0	0	16	15
2017	0	23	0	0	23	0	3	0	14.6	2	4	13.24	14	32.35	0	0	0	14	13
2018	0	20	0	0	20	0	3	0	14.3	2	3	13.87	12	31.82	0	0	0	12	11
2019	0	17	0	0	17	0	2	0	14.0	2	3	14.60	10	31.23	0	0	0	10	9
2020	0	15	0	0	15	0	2	0	13.8	2	3	15.44	9	30.51	0	0	0	9	8
2021	0	13	0	0	13	0	2	0	13.6	2	2	16.40	7	29.64	0	0	0	7	6
2022	0	11	0	0	11	0	1	0	13.5	2	2	17.51	6	28.63	0	0	0	6	5
2023	0	10	0	0	10	0	1	0	13.3	2	2	18.78	5	27.43	0	0	0	5	4
2024	0	9	0	0	9	0	1	0	13.3	2	1	20.24	4	26.04	0	0	0	4	4
SUB	0	448	0	0	448	12	58	38	22.3	27	76		245		0	0	0	245	234
REM	30	38	0	0	38	0	5	0	12.9	14	6		13		0	0	2	11	9
TOT	30	486	0	0	486	12	63	38	21.6	41	82		258		0	0	2	256	244

============================== NET PRESENT VALUE (-$-) ==============================

Discount Rate	.0%	1.0%	5.0%	15.0%	20.0%	25.0%	30.0%
FR After Roy & Oper.	257929	244702	203010	143679	126353	113117	102870
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	0	0	0	0	0	0	0
Abandonment Costs ..	1500	1199	500	65	25	10	4
Future Net Revenue .	256429	243503	202510	143615	126328	113107	102866

============================== COMPANY SHARE ==============================

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	5.0	5.0					
% of Future Revenue.			21.6	25.4	53.0	.0	52.7

================ PROFITABILITY ================

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	n/a
Profit Index (undisc.)	n/a
(disc. @ 1.0%) .	n/a
(disc. @ 5.0%) .	n/a
First Payout (years)	n/a
Total Payout (years)	n/a
Cost of Finding ($/BOE)	n/a
NPV @ 1.0% ($/STB)	26.70
NPV @ 5.0% ($/STB)	22.20

Chapman Petroleum Engineering Ltd.

PRODUCTION HISTORY AND FORECAST
Delta Oil & Gas, Inc.
COMPANY SHARE
PROVED DEVELOPED PRODUCING AND PROVED PLUS PROBABLE
: P+P Gas, Mscf/d x 10
- P+P Oil, STB/d
∘ PDP Gas, Mscf/d x 10
• PDP Oil, STB/d
1
10
10²
10³
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
Calendar Year
Figure 3
Chapman Petroleum Engineering Ltd.

APPENDIX A
Summary of Analog Analysis and Well Forecast

January 1, 2010

Wordsworth East, Saskatchewan

Analog for

Wells     91/9-14/7-3W2M (HZ)
91/11-14-7-3W2M (HZ)
91/14-14-7-3W2M (HZ)

Zone      Alida

Analog Property			Reference

Field Buffalo Head

Pool Alida			Attachment 1a

Ultimate reserves	2,158	MSTB	Attachment 1b

Number of Wells	17		Attachment 1d

Ave Reserves/well	127	MSTB

Average Initial Rate	200	STB/d	Attachment 1 c

Attachments

1a)           Group Production Plot
1b)           Group Rate vs. Cum. Plot
1c)           Normalized Production Plot
1d)           Well List - Analog

Attachment 1a

PRODUCTION HISTORY

Horizontal Wells

Field: Buffalo Head
Formation: Alida Bede

• Number of Wells
∘ GOR, scf/STB x 10
+ Water Cut, % x0.1
÷ Daily Oil, STB/d
10⁴
10³
10²
10
1
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Calendar Year

Chapman Petroleum Engineering Ltd.

PRODUCTION HISTORY
Proved Developed Producing
Horizontal Wells
Field: Buffalo Head
Formation: Alida Beds
• Number of Wells
+ Water Cut, %
• Daily Oil, STB/d
2000
1600
1200
800
400
0
01
02
03
04
05
Cumulative Production MMSTB
Attachment 1b
Chapman Petroleum Engineering Ltd.

Attachment 1c

PRODUCTION HISTORY
Horizontal Wells - Normalized
Field: Buffalo Head
Formation: Alida Beds
• Number of Wells
○ GOR, scf/STB x 10
+ Water Cut, % x0.1
- Daily Oil, STB/d
10³
10²
10
1
0001
0002
0003
0004
0005
0006
0007
0008
0009
0010
Calendar Year

Chapman Petroleum Engineering Ltd.

Attachment 1d

Well List - Analog Wells

1	91/14-18-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
2	91/02-19-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
3	91/03-19-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
4	91/05-29-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
5	91/07-29-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
6	92/07-29-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
7	91/09-29-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
8	91/10-29-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
9	92/10-29-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
10	91/12-29-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
11	91/14-29-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
12	91/15-29-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
13	91/16-29-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
14	93/04-32-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
15	91/07-33-007-04	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
16	91/10-13-007-05	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA
17	92/15-13-007-05	W2M/00	Field:	15	Formation:	BUFFALO HD FROB-ALIDA

GLOSSARY OF TERMS
(Abbreviations & Definitions)

General

BIT	-	Before Income Tax

AIT	-	After Income Tax

M$	-	Thousands of Dollars

Effective Date	-	The date for which the Present Value of the future cash flows and reserve categories are established

$US	-	United States Dollars

WTI	-	West Texas Intermediate — the common reference for crude oil used for oil price comparisons

ARTC	-	Alberta Royalty Tax Credit

GRP	-	Gas Reference Price

Interests and Royalties

BPO	-	Before Payout

APO	-	After Payout

APPO	-	After Project Payout

Payout	-	The point at which a participant’s original capital investment is recovered form its net revenue

GORR	-	Gross Overriding Royalty - percentage of revenue on gross revenue earned (can be an interest or a burden)

NC	-	New Crown - crown royalty on petroleum and natural gas discovered after April 30, 1974

SS 1/150 (5%-15%) Oil	-	Sliding Scale Royalty - a varying gross overriding royalty based on monthly production. Percentage is calculated as 1-150th of monthly production with a minimum percentage of 5% and a maximum of 15%

FH	-	Freehold Royalty

Technical Data

Psia	-	pounds per square inch absolute

MSTB	-	Thousands of Stock Tank Barrels of oil (oil volume at 60 F and 14.65 psia)

MMscf	-	millions of standard cubic feet of gas (gas volume at 60 F and 4.65 psia)

Bbls	-	barrels

Mbbls	-	thousands of barrels

NGL	-	Natural Gas Liquids - hydrocarbon fluids processed from natural gas

MMBTU	-	Millions of British Thermal Units - heating value ofnatural gas

STB/d	-	Stock Tank Barrels of oil per day - oil production rate

Mscf/d	-	thousands of standard cubic feet of gas per day - gas production rate

GOR (scf/STb)	-	Gas-Oil Ratio (standard cubic feet of solution gas per stock tank barrel of oil

mKB	-
Metres Kelly Bushing - depth of well in relation to the Kelly Bushing which is located on the floor of the drilling rig.  The Kelly Bushing is the usual reference for all measurements during drilling operations.

EOR	-	Enhanced Oil Recovery

GJ	-	Gigajoules